===============================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C., 20549

                           -------------------------

                                  FORM 8-K/A
                          Amendment to Current Report

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                                AUGUST 4, 1995
                                Amendment No. 3

                         SOUTHERN NATIONAL CORPORATION
            (Exact name of registrant as specified in its charter)

                        Commission file number: 1-10853

             NORTH CAROLINA                          56-0939887
             --------------                          ----------
        (State of incorporation)        (I.R.S. Employer Identification No.)

         200 WEST SECOND STREET
     WINSTON-SALEM, NORTH CAROLINA                      27101
     -----------------------------                      -----
(Address of principal executive offices)             (Zip Code)

                                (910) 773-7200
             (Registrant's telephone number, including area code)

                           -------------------------

 This Form 8-K has 10 pages. The sequential numbering of the pages is indicated

                             in the lower center.

===============================================================================

ITEM 5. OTHER EVENTS
- --------------------

      In response to a request from the Securities and Exchange Commission in a letter dated July 18, 1995, the undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated March 14, 1995, as amended on May 15, 1995, and May 22, 1995, as set forth in the pages attached hereto.

      Pursuant to Item 7(b) of the registrant's Current Report on Form 8-K dated March 14, 1995, as amended on May 15, 1995, and May 22, 1995, the registrant hereby files the following pro forma information pursuant to Item 11-02(b)(1) of Regulation S-X.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
- -----------------------------------------

      b.   Pro Forma Financial Information

           Pro Forma Statement of Condition as of December 31, 1994
                   (unaudited)
           Pro Forma Statements of Operations for the Years Ended December 31,
                    1994, 1993 and 1992 (unaudited)
           Notes to the Pro Forma Financial Statements (unaudited)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SOUTHERN NATIONAL CORPORATION

Date: August 4, 1995                          /s/ SHERRY A. KELLETT
                                              -----------------------------
                                                  Sherry A. Kellett
                                                  Executive Vice President and
                                                      Controller
                                                  (Principal Accounting Officer)

                PRO FORMA CONSOLIDATED STATEMENT OF CONDITION
  SOUTHERN NATIONAL CORPORATION, BB&T FINANCIAL CORPORATION AND COMMERCE BANK
                              December 31, 1994
                 (Dollars in thousands, except per share data)

                                                                                  BB&T                 Adjustments      Pro Forma
                                                                      SNC       Financial    Commerce   Incr (Dcr)      Combined
                                                                  ----------   -----------   --------  -----------    -----------
Assets
  Cash and due from depository institutions                       $  264,664   $   340,036   $ 33,094  $      --      $   637,794
  Interest-bearing bank balances                                         962        19,000         --      1,000 a         20,962
  Federal funds sold and securities purchased under
    resale agreements or similar arrangements                          9,010         4,011         --         --           13,021
  Securities available for sale (at market)                          992,016     2,369,371     98,311         --        3,459,698
  Loans held for sale                                                 21,464            --         --    114,887 a        136,351
  Securities held to maturity (market value: $1,889,911)           1,774,202       102,067     89,150         --        1,965,419
  Loans and leases                                                 5,434,878     7,199,569    450,798   (113,494)a     12,971,751
        Allowance for losses                                         (70,573)      (93,504)    (7,657)        --         (171,734)
                                                                  ----------   -----------   --------  ---------      -----------
         Net loans and leases                                      5,364,305     7,106,065    443,141   (113,494)      12,800,017
                                                                  ----------   -----------   --------  ---------      -----------
  Premises and equipment, net                                        165,068       149,240     18,761         --          333,069
  Other assets                                                       164,449       304,540     17,886      1,857 a,b      488,732
                                                                  ----------   -----------   --------  ---------      -----------
        Total assets                                              $8,756,140   $10,394,330   $700,343  $   4,250      $19,855,063
                                                                  ==========   ===========   ========  =========      ===========

Liabilities and Shareholders' Equity
  Deposits:
    Noninterest-bearing                                           $  782,172   $   941,594   $119,253  $      --      $ 1,843,019
    Interest-bearing                                               5,382,908     6,578,730    509,497         --       12,471,135
                                                                  ----------   -----------   --------  ---------      -----------
       Total deposits                                              6,165,080     7,520,324    628,750         --       14,314,154
  Short-term borrowings                                            1,654,465     1,234,063     14,000         --        2,902,528
  Accounts payable and other liabilities                             106,721       110,828      2,974     10,626 b        231,149
  Long-term debt                                                     197,530       706,471      6,754         --          910,755
                                                                  ----------   -----------   --------  ---------      -----------
       Total liabilities                                           8,123,796     9,571,686    652,478     10,626       18,358,586
                                                                  ----------   -----------   --------  ---------      -----------
  Shareholders' equity:
    Preferred stock, $5 par, 5,000,000 shares authorized,
      770,000 issued and outstanding in 1994                           3,850            --         --         --            3,850
    Common stock, $5 par, 300,000,000 shares authorized,
      102,215,032 issued and outstanding in 1994                     220,794        91,127      6,874    192,280 c        511,075
    Paid-in capital                                                  164,934       282,535     30,410   (192,280)c        285,599
    Retained earnings                                                273,480       495,427     13,448     (6,376)b        775,979
    Unearned compensation                                             (2,650)       (4,792)        --         --           (7,442)
    Net unrealized depreciation on securities available for sale     (28,064)      (41,653)    (2,867)        --          (72,584)
                                                                  ----------   -----------   --------  ---------      -----------
       Total shareholders' equity                                    632,344       822,644     47,865     (6,376)       1,496,477
                                                                  ----------   -----------   --------  ---------      -----------
       Total liabilities and shareholders' equity                 $8,756,140   $10,394,330   $700,343  $   4,250      $19,855,063
                                                                  ==========   ===========   ========  =========      ===========


                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
  SOUTHERN NATIONAL CORPORATION, BB&T FINANCIAL CORPORATION AND COMMERCE BANK
                     For the Year Ended December 31, 1994
                 (Dollars in thousands, except per share data)

                                                                                  BB&T                 Adjustments      Pro Forma
                                                                      SNC       Financial    Commerce   Incr (Dcr)      Combined
                                                                  ----------   -----------   --------  -----------    -----------
Interest Income
  Interest and fees on loans and leases                           $423,461     $561,564      $35,783   $   248 a      $1,021,056
  Interest and dividends on securities                             152,471      126,139       13,195        --           291,805
  Interest on temporary investments                                  2,456        2,396          580      (248)a           5,184
                                                                  --------     --------      -------   -------        ----------
    Total interest income                                          578,388      690,099       49,558        --         1,318,045
                                                                  --------     --------      -------   -------        ----------
Interest Expense
  Interest on deposits                                             191,005      230,917       19,954        --           441,876
  Interest on short-term borrowings                                 48,938       49,461           77        --            98,476
  Interest on long-term debt                                        15,728       24,535          664        --            40,927
                                                                  --------     --------      -------   -------        ----------
    Total interest expense                                         255,671      304,913       20,695        --           581,279
                                                                  --------     --------      -------   -------        ----------
Net Interest Income                                                322,717      385,186       28,863        --           736,766
  Provision for loan and lease losses                                7,246        8,000        2,600        --            17,846
                                                                  --------     --------      -------   -------        ----------
Net Interest Income After Provision for
  Loan and Lease Losses                                            315,471      377,186       26,263        --           718,920
                                                                  --------     --------      -------   -------        ----------
Noninterest Income
  Service charges on deposit accounts                               35,222       44,906        3,957    (1,330)d          82,755
  Nondeposit fees and commissions                                   32,004       61,120        3,144     4,008 d         100,276
  Securities gains, net                                                906        2,120           48        --             3,074
  Other income                                                      14,914       22,337        1,644     1,047 d          39,942
                                                                  --------     --------      -------   -------        ----------
    Total noninterest income                                        83,046      130,483        8,793     3,725           226,047
                                                                  --------     --------      -------   -------        ----------
Noninterest Expense
  Personnel expense                                                119,023      163,325       11,644      (559)b         293,433
  Occupancy and equipment expense                                   36,143       50,261        4,579        --            90,983
  Federal deposit insurance expense                                 14,401       16,886           --     1,410 d          32,697
  Other expense                                                     61,662       93,637        8,609     2,315 d         166,223
                                                                  --------     --------      -------   -------        ----------
    Total noninterest expense                                      231,229      324,109       24,832     3,166           583,336
                                                                  --------     --------      -------   -------        ----------
Earnings
  Income before income taxes                                       167,288      183,560       10,224       559           361,631
  Provision for income taxes                                        57,644       63,678        3,213       224 b         124,759
                                                                  --------     --------      -------   -------        ----------
Net Income                                                         109,644      119,882        7,011       335           236,872

Preferred dividend requirements                                      5,198           --           --        --             5,198
                                                                  --------     --------      -------   -------        ----------
Income applicable to common shares                                $104,446     $119,882      $ 7,011   $   335        $  231,674
                                                                  ========     ========      =======   =======        ==========
Per Common Share
  Net income:
    Primary                                                       $   2.38     $   3.27      $  2.48                  $     2.26
                                                                  ========     ========      =======                  ==========
    Fully diluted                                                 $   2.27     $   3.27      $  2.37                  $     2.21
                                                                  ========     ========      =======                  ==========
  Cash dividends paid per common share                            $   0.74     $   1.12      $  0.70                  $     0.74
                                                                  ========     ========      =======                  ==========

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
  SOUTHERN NATIONAL CORPORATION, BB&T FINANCIAL CORPORATION AND COMMERCE BANK
                     For the Year Ended December 31, 1993
                 (Dollars in thousands, except per share data)

                                                                          BB&T                       Adjustments        Pro Forma
                                                            SNC         Financial      Commerce       Incr (Dcr)        Combined
                                                       -------------  -------------  -------------  -------------     -------------
Interest Income
  Interest and fees on loans and leases                $    405,121   $    479,212   $     30,861   $        376 a    $    915,570
  Interest and dividends on securities                      139,768        124,271         15,689              -           279,728
  Interest on temporary investments                           2,421          1,668            697           (376)a           4,410
                                                       -------------  -------------  -------------  -------------     -------------
     Total interest income                                  547,310        605,151         47,247              -         1,199,708
                                                       -------------  -------------  -------------  -------------     -------------
Interest Expense
  Interest on deposits                                      195,204        212,668         20,322              -           428,194
  Interest on short-term borrowings                          18,849         24,733             26              -            43,608
  Interest on long-term debt                                 22,794         10,961            635              -            34,390
                                                       -------------  -------------  -------------  -------------     -------------
     Total interest expense                                 236,847        248,362         20,983              -           506,192
                                                       -------------  -------------  -------------  -------------     -------------
Net Interest Income                                         310,463        356,789         26,264              -           693,516
  Provision for loan and lease losses                        31,438         19,048          2,825              -            53,311
                                                       -------------  -------------  -------------  -------------     -------------
Net Interest Income After Provision for
 Loan and Lease Losses                                      279,025        337,741         23,439              -           640,205
                                                       -------------  -------------  -------------  -------------     -------------
Noninterest Income
  Service charges on deposit accounts                        36,838         40,764          3,428         (1,360)d          79,670
  Nondeposit fees and commissions                            22,490         57,963          4,435          6,892 d          91,780
  Securities gains, net                                      13,714          1,720          1,407              -            16,841
  Other income                                               14,630         19,080          1,385         (3,068)d          32,027
                                                       -------------  -------------  -------------  -------------     -------------
     Total noninterest income                                87,672        119,527         10,655          2,464           220,318
                                                       -------------  -------------  -------------  -------------     -------------
Noninterest Expense
  Personnel expense                                         131,681        147,644         10,721           (559)b         289,487
  Occupancy and equipment expense                            38,153         40,344          4,134              -            91,631
  Federal deposit insurance expense                          14,074         15,327              -          1,329 d          30,730
  Loss on bulk sale of assets                                49,147              -              -              -            49,147
  Other expense                                             103,004         89,259          8,851          1,135 d         202,249
                                                       -------------  -------------  -------------  -------------     -------------
     Total noninterest expense                              336,059        301,574         23,706          1,905           663,244
                                                       -------------  -------------  -------------  -------------     -------------
Earnings
  Income before income taxes                                 30,638        155,694         10,388            559           197,279
  Provision for income taxes                                 22,445         50,682          3,837            224 b          77,188
                                                       -------------  -------------  -------------  -------------     -------------
  Income before cumulative effect of
  changes in accounting principles                            8,193        105,012          6,551            335           120,091
    Less: cumulative effect of changes
    in accounting principles, net of
    income taxes                                             27,217              -              -          7,046            34,263
                                                       -------------  -------------  -------------  -------------     -------------
Net (Loss) Income                                           (19,024)       105,012          6,551         (6,711)           85,828
Preferred dividend requirements                               5,198              -              -              -             5,198
                                                       -------------  -------------  -------------  -------------     -------------
(Loss) Income applicable to common shares              $    (24,222)  $    105,012   $      6,551   $     (6,711)     $     80,630
                                                       =============  =============  =============  =============     =============
Per Common Share
  Net (loss) income:
    Primary
      Income before cumulative effect                  $       0.07   $       2.95   $       2.38                     $       1.16
      Less: cumulative effect                                  0.64              -              -                             0.35
                                                       -------------  -------------  -------------                    -------------
        Net (loss) income                              $      (0.57)  $       2.95   $       2.38                     $       0.81
                                                       =============  =============  =============                    =============
    Fully diluted
      Income before cumulative effect                  $       0.07   $       2.91   $       2.28                     $       1.16
      Less: cumulative effect                                  0.64              -              -                             0.35
                                                       -------------  -------------  -------------                    -------------
        Net (loss) income                                     (0.57)          2.91           2.28                             0.81
                                                       =============  =============  =============                    =============
  Cash dividends paid per common share                 $       0.64   $       1.02   $       0.51                     $       0.64
                                                       =============  =============  =============                    =============

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
  SOUTHERN NATIONAL CORPORATION, BB&T FINANCIAL CORPORATION AND COMMERCE BANK
                     For the Year Ended December 31, 1992
                 (Dollars in thousands, except per share data)

                                                                          BB&T                       Adjustments        Pro Forma
                                                            SNC         Financial      Commerce       Incr (Dcr)        Combined
                                                       -------------  -------------  -------------  -------------     -------------
Interest Income
  Interest and fees on loans and leases                $    428,923   $    454,061   $     30,175   $        434 a    $    913,593
  Interest and dividends on securities                      137,025        135,529         13,689              -           286,243
  Interest on temporary investments                           5,486          2,026          1,075           (434)a           8,153
                                                       -------------  -------------  -------------  -------------     -------------
     Total interest income                                  571,434        591,616         44,939              -         1,207,989
                                                       -------------  -------------  -------------  -------------     -------------
Interest Expense
  Interest on deposits                                      251,172        249,876         21,845              -           522,893
  Interest on short-term borrowings                          14,964         16,996             19              -            31,979
  Interest on long-term debt                                 25,652          8,711            550              -            34,913
                                                       -------------  -------------  -------------  -------------     -------------
     Total interest expense                                 291,788        275,583         22,414              -           589,785
                                                       -------------  -------------  -------------  -------------     -------------
Net Interest Income                                         279,646        316,033         22,525              -           618,204
  Provision for loan and lease losses                        25,671         32,975          4,225              -            62,871
                                                       -------------  -------------  -------------  -------------     -------------
Net Interest Income After Provision for
 Loan and Lease Losses                                      253,975        283,058         18,300              -           555,333
                                                       -------------  -------------  -------------  -------------     -------------
Noninterest Income
  Service charges on deposit accounts                        36,455         33,606          3,006         (1,399)d          71,668
  Nondeposit fees and commissions                            20,454         42,894          3,025         12,763 d          79,136
  Securities gains, net                                       1,972          6,268          1,098              -             9,338
  Other income                                               19,871         12,781          1,081         (8,002)d          25,731
                                                       -------------  -------------  -------------  -------------     -------------
     Total noninterest income                                78,752         95,549          8,210          3,362           185,873
                                                       -------------  -------------  -------------  -------------     -------------
Noninterest Expense
  Personnel expense                                         114,258        123,814          8,926              -           246,998
  Occupancy and equipment expense                            33,184         40,210          3,730              -            77,124
  Federal deposit insurance expense                          12,826         13,456              -          1,102 d          27,384
  Other expense                                              73,304         76,653          6,435          2,260 d         158,652
                                                       -------------  -------------  -------------  -------------     -------------
     Total noninterest expense                              233,572        254,133         19,091          3,362           510,158
                                                       -------------  -------------  -------------  -------------     -------------
Earnings
  Income before income taxes                                 99,155        124,474          7,419              -           231,048
  Provision for income taxes                                 39,997         41,853          2,477              -            84,322
                                                       -------------  -------------  -------------  -------------     -------------
Net Income                                                   59,163         82,621          4,942              -           146,726
Preferred dividend requirements                               4,605              -              -              -             4,605
                                                       -------------  -------------  -------------  -------------     -------------
Income applicable to common shares                     $     54,558   $     82,621   $      4,942   $          -      $    142,121
                                                       =============  =============  =============  =============     =============
Per Common Share
  Net income:
    Primary                                            $       1.34   $       2.53   $       2.05                     $       1.53
                                                       =============  =============  =============                    =============
    Fully diluted                                      $       1.31   $       2.43   $       1.97                     $       1.48
                                                       =============  =============  =============                    =============
  Cash dividends paid per common share                 $       0.50   $       0.91   $       0.26                     $       0.50
                                                       =============  =============  =============                    =============

            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF CONDITION
                                AND OPERATIONS
                 SOUTHERN NATIONAL CORPORATION, BB&T FINANCIAL
                           CORPORATION AND COMMERCE
                                     BANK

a) Adjustments were made to conform the presentation of loans held for sale which were classified as other assets for Commerce Bank ("Commerce") and not separately classified for BB&T Financial Corporation ("BB&T"). Commerce also included temporary investments in other assets, and these were reclassified to interest-bearing bank balances. Adjustments were also made to the statements of operations to reclassify the interest income from Commerce's loans held for sale from interest income on temporary investments to interest income on loans and leases. The 1994 entries are as follows:

Statement of Condition
- ----------------------

    Loans held for sale                        114,887
        Loans and leases                                    113,494
        Other assets                                          1,393

    Interest-bearing bank balances               1,000
        Other assets                                          1,000


Statement of Operations
- ------------------------

    Interest on temporary investments              248
        Interest and fees on loans and leases                   248

Note: 1993 and 1992 adjustments were of the same nature as the 1994 adjustments presented above.

b) In consummating the merger of Southern National Corporation ("Southern National") and BB&T, adjustments were necessary to conform BB&T's method of accounting for postretirement benefits other than pensions to that of Southern National. Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions," allowed employers to recognize the transition obligation associated with implementation at the time of adoption or on a delayed basis over the planned participants' future service periods. When adopted in 1993, Southern National and BB&T elected to treat the transition obligation differently. Southern National recognized the transition obligation at the time of adoption, while BB&T elected to recognize the transition obligation over the planned participants' future service periods. To conform the accounting treatment of BB&T to that of Southern National, a prior period adjustment was made at the date of merger with an effective date of January 1, 1993. The 1994 entries are as follows:

Statement of Condition
- ----------------------

    Other assets                               4,250
    Retained earnings                          6,376
        Accounts payable and
         other liabilities                              10,626


    The $559,000 decrease in personnel expense in 1994 and 1993 represents the reduction in amortization of the transition obligation.

Note: 1993 adjustments were of the same nature as the 1994 adjustments presented or described above.

c) These adjustments reflect the changes in the stock accounts related to the issuance of shares to consummate the merger with BB&T at the 1.45 exchange ratio and to consummate the merger with Commerce at the 1.305 exchange ratio. Commerce shares were subsequently also subject to the 1.45 exchange ratio as part of BB&T. These entries also reflect the conversion of Commerce's $2.50 par value stock to Southern National's $5.00 par value and the same conversion in par value of stock for BB&T from their par value of $2.50.
   The 1994 entries are as follows:

Statement of Condition
- ----------------------

    Paid-in capital                           173,141
        Common stock                                   173,141

    Paid-in capital                            19,139
        Common stock                                    19,139

d) These adjustments were necessary to conform the presentation of Commerce, Southern National and BB&T for income and expense items which were classified differently prior to merger. The 1994 entries are as follows:

Statement of Operations
- -----------------------

    Other expense                               3,725
    Service charges on deposit accounts         1,106
        Other income                                     4,831

   To reclassify check purchases and sales from service charges on deposit accounts to other expense and other income.

     Service charges on deposit accounts          224
         Nondeposit fees and commissions                    224

   To reclassify ATM income from service charges on deposit accounts to nondeposit fees and commissions.

     Other income                                1,006
         Nondeposit fees and commissions                  1,006

   To reclassify gain on sale of mortgage loans from other income to nondeposit fees and commissions.

     Other income                                2,778
         Nondeposit fees and commissions                  2,778

   To reclassify safe deposit box income from other income to nondeposit fees and commissions.

     Federal deposit insurance expense           1,410
        Other expense                                     1,410

   To reclassify Federal deposit insurance expense to a separate line item from other expense.

Note: 1993 and 1992 adjustments were of the same nature as the 1994 adjustments presented above.
